Simplify US Equity PLUS Upside Convexity ETF

Ticker Symbol: SPUC

Exchange: NYSE Arca, Inc.

A series of Simplify Exchange Traded Funds

Supplement dated March 3, 2026, to the Prospectus dated November 1, 2025.

Beginning in April, the Fund will shift from making quarterly distributions of dividends from net investment income to monthly distributions. Any information to the contrary under the heading "DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES" should be disregarded.

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This Supplement provides relevant information for all shareholders and should be retained for future reference. The Fund's Prospectus dated November 1, 2025; and Statement of Additional Information dated November 1, 2025, and as supplemented January 6, 2026, and February 2, 2026, have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1 (855) 772-8488.